Exhibit 32

SECTION 906 CERTIFICATION BY DWIGHT O. SEEGMILLER

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, Dwight O. Seegmiller hereby certifies that:

1. This report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Hills Bancorporation.

Date 8/5/04	By	/s/ Dwight O. Seegmiller

Dwight O. Seegmiller, President and Chief Executive Officer

SECTION 906 CERTIFICATION BY JAMES G. PRATT

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, James G. Pratt hereby certifies that:

1. This report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Hills Bancorporation.

Date 8/5/04	By	/s/ James G. Pratt

James G. Pratt, Treasurer and Chief Financial Officer